EXHIBIT 10.34

                              TERMINATION AGREEMENT

         This Termination Agreement (the "Termination Agreement") is entered into as of February 29, 2000 ("Effective Date"), between Intuit Lender Services, Inc., a Delaware corporation with its principal place of business at 2535 Garcia Avenue, Mountain View, CA 94043 ("ILSI"), and Mortgage.com Inc., (f/k/a First Mortgage Network, Inc.), a Florida corporation, with its principal place of business at 1643 N. Harrison Parkway, Sunrise, Florida 33323 ("MDC"). ILSI and MDC are hereinafter referred to as the "Parties."

                                   WITNESSETH:

         WHEREAS, the Parties entered into a Distribution, Marketing, Facilities, and Services Agreement as of May 31, 1998 and Amendment Number One To Distribution, Marketing, Facilities and Services Agreement dated July 22nd , 1999 (" A-Paper Agreement"); and

         WHEREAS, the Parties entered into a Subprime Agreement for Distribution, Marketing, Facilities and Services as of May 26, 1999 and Amendment Number One To Subprime Agreement for Distribution, Marketing, Facilities and Services dated July 22(degree)d, 1999 ("SubPrime Agreement"); and

         WHEREAS the Parties desire to terminate the A-Paper Agreement and the SubPrime Agreement (collectively the "Agreements") as more particularly set forth herein.

         NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements contained herein, the Parties hereto agree as follows:

1. All capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed to them in the Agreements.

2. In consideration for the mutual release set forth herein and the payment by MDC to ILSI of twenty-five thousand two hundred seventy six dollars ($25,276.00) on February 291h , 2000 (the "Termination Date") via wire transfer, the Agreements shall terminate as of the Termination Date. To the extent not inconsistent with this Termination Agreement and except as specifically.-set forth in Sections 7.1, 7.2, 7.3, 7.4,
         9.1 and 9.10 of the A-Paper Agreement, and 7.1, 7.2, 7.3, 7.4, 9.1 and
         9.10 of the Subprime Agreement which shall survive following the Termination Date, neither party shall have any further rights or obligations under the Agreements except for rights and obligations with respect to loans in process as of the Termination Date. In addition, Articles IV (Compensation) and Article VI (Representations, Warranties and Covenants) of both the A-Paper and the Subprime Agreement shall apply as appropriate, for the sole purpose of completion of MDC's obligations with respect to any loans in process.

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3.       Except with respect to claims, demands, debts, liabilities, costs, expenses, including attorney's fees, and causes of action related to loans in process or related to or arising under the sections of the Agreements which survive the Termination Date, each party herebyreleases the other party from all claims, demands, debts, liabilities, costs, expenses, including attorneys' fees, and causes of action of any kind whatsoever, known or unknown, which each party has or may have under the Agreements as of the Termination Date and each party also expressly waives and relinquishes all rights and benefits of the provisions of the California Code of Civil Procedure, Section 1542, which reads as follows:

                  "1542. Certain claims not affected by general release. A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

4. This Termination Agreement and each of the terms hereof shall be kept confidential, and each party agrees not to disclose to others any of the terms hereof except to its accountants or attorneys or as may be required by law.

5. Each party agrees not to engage in any form of conduct, or make any statements or representations, that disparage or otherwise harm the other party's reputation, good will or commercial interest.

6. This Termination Agreement may be executed in one or more counterparts each of which shall be deemed an original.

7. This Agreement shall be governed by and construed in accordance with the laws of California, without respect to its conflicts of law principles.


         IN WITNESS WHEREOF, each of the Parties has caused this Termination Agreement to be signed and delivered by its duly authorized officer as of the date first written above.


INTUIT LENDER SERVICES, INC.                MORTGAGE.COM, INC.

By: /s/ CARL REESE                          By: /s/ MICHAEL BRENNER
   ---------------------------                 ---------------------------
Name: Carl Reese                            Name: Michael Brenner
     -------------------------                   -------------------------
Title: VP, Quicken Loans                    Title: Exec. VP/GC
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